SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

               ____________________________________

                              Form 8-K/A

                            AMENDMENT No. 1

          Current Report Pursuant to Section 13 or 15 (d) of
                  The Securities Exchange Act of 1934


                        PrimeEnergy Corporation
          ___________________________________________________
        (Exact Name of Registrant as Specified in its Charter)


                                0-7406
                         _____________________
                       (Commission File Number)


        The undersigned Registrant hereby amends its current report on Form 8K dated November 24, 1999, as set forth in the pages attached hereto:

               Item 7. Financial Statements and Exhibits
               -----------------------------------------
                           (amended herewith)

                               SIGNATURE
                               ---------

        Pursuant of the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PrimeEnergy Corporation


   Date: January 13, 2000              By: /s/ Beverly A. Cummings
                                           -----------------------
                                           Beverly A. Cummings
                                           Chief Financial Officer

Item 7.   Financial Statements and Exhibits
          ---------------------------------

(a) & (b) The financial statements of the properties purchased from Southern Pacific Petroleum U.S.A. and the related pro forma financial information of PrimeEnergy Corporation are listed in the Index to Financial Statement and Pro Forma
Financial Information included herein on page 3 of this report.

                INDEX TO FINANCIAL STATEMENTS AND
                 PRO FORMA FINANCIAL INFORMATION



                                               Sequentially
                                                 numbered
Description                                        page
------------                                       ----

SOUTHERN PACIFIC PETROLEUM U.S.A. Properties:

     Report of Independent Accountants               4

     Statements of Revenue and Direct
       Operating Expenses for the nine months
       ended September 30, 1999 and the year
       ended December 31, 1998.                      5

     Notes to Statements of Revenue and
       Direct Operating Expenses for the
       nine months ended September 30, 1999
       and the year ended December 31, 1998.         6

PRIMEENERGY CORPORATION:

     Condensed Consolidated Pro Forma Balance Sheet
      September 30, 1999 (Unaudited)                 8

     Condensed Consolidated Pro Forma Statement of
      Operations for the nine months
      ended September 30, 1999 (Unaudited)          11

     Condensed Consolidated Pro Forma Statement of
      Operations for the year ended
      December 31, 1998 (Unaudited)                 12

     Notes to Condensed Consolidated Pro Forma
       Financial Statements (Unaudited)             13











                       INDEPENDENT AUDITOR'S REPORT
                       ----------------------------



The Board of Directors
PrimeEnergy Corporation


We have audited the accompanying statement of revenue and direct operating expenses of properties purchased from Southern Pacific Petroleum U.S.A. by PrimeEnergy Corporation for the year ended December 31, 1998. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K filing of PrimeEnergy Corporation) and exclude certain material expenses, as described in Note 1, that would not be comparable to those resulting from the proposed future operation of the properties.

In our opinion, the aforementioned statement referred to above, presents fairly, in all material respects, the revenues and direct operating expenses as described in Note 1 for the period referred to above, in conformity with generally accepted accounting principles.





PUSTORINO, PUGLISI & CO., LLP
New York, New York
December 24, 1999








                                                4


                 SOUTHERN PACIFIC PETROLEUM U.S.A. PROPERTIES

              STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

                           FOR THE PERIODS INDICATED
                                 (In Thousands)


                                  Nine Months                 Year
                                     Ended                    Ended
                              September 30, 1999       December 31, 1998
                                  (Unaudited)                (Audited)
                                 --------------         -----------------

Oil and gas revenue                  $   1,558            	   $ 2,176

Direct lease operating
  expenses and production
  taxes                                    658             		   947
                                   -----------             -----------
 Revenue in excess of
  direct operating
  expenses                           $     900                  $1,229
                                   ===========             ===========



























See accompanying notes to statements of revenue and direct operating expenses.







               SOUTHERN PACIFIC PETROLEUM U.S.A. PROPERTIES

       NOTES TO STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND

                     THE YEAR ENDED DECEMBER 31, 1998


Note 1 - Basis of Presentation and Summary of Significant Accounting
- --------------------------------------------------------------------
Policies:
---------

The accompanying statements present the revenue and direct operating expenses attributable to the oil and gas property interests purchased by PrimeEnergy Corporation from Southern Pacific
Petroleum Company U.S.A.

The Statements have been prepared on the accrual basis of accounting and reflect only the revenue and direct operating expenses relating to the net revenue interests purchased. Certain additional expenses that may have been incurred in connection with the ownership of the Properties are not reflected in the accompanying statements because such expenses are not comparable to those which will result from the future operation of the Properties. The expenses so excluded from the accompanying statements consist of depletion and depreciation, interest on indebtedness, exploration expenses, and other general and administrative expenses.

Oil and gas property interests are not taxpaying entities. Taxable income, if any, arising from the operation of the properties accrues to the Properties' owner. Accordingly, no provision for income taxes has been reflected in the accompanying statements of revenue and direct operating expenses.











                SOUTHERN PACIFIC PETROLEUM U.S.A. PROPERTIES
          NOTES TO STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND
                       THE YEAR ENDED DECEMBER 31, 1998


Note 2-Supplemental Information- Oil and Gas Producing Activity -
(Unaudited)
--------------------------------------------------------------------
The following estimates of proved oil and gas revenues and related discounted future net cash flows of the Properties were prepared as of September 30, 1999 by PrimeEnergy Corporation pursuant to the disclosures of Statement of Financial Accounting Standards, No. 69, "Disclosures about Oil and Gas Producing Activities" ("SFAS 69"). All of the reserves are located within the United States. A summary of the net quantities of the Properties' crude oil and natural gas reserves as of September 30, 1999 is as follows:

                                 Oil               Gas
                                (MBO)             (MMCF)
                                -----             ------
Proved developed                  112              1,673
Proved undeveloped                  1                268
                                -----              -----
Total Proved                      113              1,941
                                =====              =====

The standardized measure of discounted future net cash flows related to the proved oil and gas reserves of the Properties as of September 30, 1999 is as follows (in thousands):

     Future cash inflows	                           								      $   6,146
     Future production and development costs	  			             	    ( 3,127)
     															                                              ---------
     Future net cash flows                          		            		  3,019
     10% annual discount to reflect estimated timing of cash flow      (933)
																                                                  ---------
     Standardized measure of discounted future net cash flows     $   2,086
     															                                              =========
The standardized measure of discounted future net cash flows relating to proved oil and gas reserves was prepared in accordance with the provisions of SFAS 69. The assets purchased from Southern Pacific Petroleum U.S.A.
did not represent a separate tax paying entity. Accordingly, the standardized measure of discounted future net cash flows from proved reserves is presented before deduction of federal income taxes. Future cash inflows at September 30, 1999 were computed by applying prices at that date to estimated future production. Future production and development costs were computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at September 30, 1999, based on the costs and continuation of economic conditions existing at September 30,
1999.  Future net cash flows were discounted at a rate of 10% annually to derive the standardized measure of discounted future net cash flows.  This calculation procedure does not necessarily result in an estimate of the fair market value of the Properties.

The estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors.

                         PRIMEENERGY CORPORATION

                      PRO FORMA FINANCIAL STATEMENTS

                               (Unaudited)

The following unaudited condensed pro forma combined balance sheet at September 30, 1999 reflects the acquisition of oil and gas property interests purchased from Southern Pacific Petroleum U.S.A. as if the transactions had occurred as of September 30, 1999.

              CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                            September 30,1999
                              (In thousands)
                                (Unaudited)

                                  ASSETS

                                             Pro Forma Adjustments
                                             ---------------------
                                                                      Pro
                                Historical      Debit     Credit     Forma
                                ----------      -----     ------     -----
Current Assets:
Cash                             $ 3,016        1,813 (1)  1,813(2) $ 3,016
Restricted cash                    1,240                              1,240
Receivables                        3,339                              3,339
Due from related parties           3,147                              3,147
Other current assets                 412                                412
                                  ------        -----      -----     ------
  Total current assets            11,154        1,813      1,813     11,154

Property and equipment, at cost   52,766        1,813 (2)            54,579
  Less accumulated depreciation,
   depletion and valuation
   allowance                      33,040                             33,040
                                  ------        -----      -----     ------
                                  19,726        1,813                21,539

Other assets                         951                                951
                                  ------        -----      -----     ------

 Total Assets                    $31,831        3,626      1,813    $33,644
                                  ======        =====      =====     ======






            See notes to unaudited pro forma financial statements.





                         PRIMEENERGY CORPORATION

                      PRO FORMA FINANCIAL STATEMENTS

              CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                            September 30, 1999
                              (In thousands)
                                (Unaudited)

                   LIABILITIES AND STOCKHOLDERS' EQUITY

                                            Pro Forma Adjustments
                                            ---------------------
                                Historical     Debit     Credit        Pro
																	                                                     Forma
                                ----------     -----     ------       -----

Accounts payable                 $ 6,067						                      $ 6,067
Accrued liabilities                1,847						                        1,847
Due to related parties               866                                866
                                  ------       -----      -----      ------
  Total current liabilities        8,780                              8,780

Long-term bank debt               20,000                  1,813(1)   21,813
Other long-term obligations           18							                          18


Stockholders' equity               3,033                              3,033
                                  ------       -----      -----      ------

  Total liabilities and
     stockholders' equity        $31,831                  1,813     $33,644
                                  ======       =====      =====      ======















          See notes to unaudited pro forma financial statements.






                     PRIMEENERGY CORPORATION
         CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                             (Unaudited)
                 Nine Months Ended September 30, 1999
                    Year Ended December 31, 1998

The following unaudited condensed pro forma statements of operations assume the acquisition of oil and gas property interests purchased by PrimeEnergy Corporation from Southern Pacific Petroleum U.S.A. (detail information on this transaction was provided on Form 8-K filed November 24, 1999), occurred as of January 1, 1998.

The pro forma results of operations do not purport to be indicative of the results of operations that would actually have occurred if the sale and acquisition had been effective on or prior to the beginning of the periods presented. These statements should be read in conjunction with the historical financial statements and related notes, which are herein incorporated by reference.
































                      PRIMEENERGY CORPORATION
     CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
               NINE MONTHS ENDED SEPTEMBER 30, 1999
                          (In Thousands)
                            (Unaudited)

                                              Pro Forma Adjustments
                                              --------------------
                                                       																	Pro
                                  Historical     Debit     Credit      Forma
                                  ----------     -----     ------      -----
Revenue:
  Oil and gas sales                $ 7,717                 1,558(4)  $ 9,275
  District operating income          8,587                             8,587
  Administrative revenue             1,240                             1,240
  Reporting and management fees        254                               254
  Interest and other income            149                               149
                                    ------      ------     ------     ------
     Total revenue                  17,947         -        1,558     19,505
                                    ------      ------     ------     ------
Costs and expenses:
  Lease operating expense            4,264         658 (4)             4,922
  District operating expense         6,486                             6,486
  Depreciation and depletion
   of oil and gas properties         3,680         111 (3)             3,791
  General and administrative
   expense                           2,173                             2,173
  Exploration costs                    831                               831
  Interest expense                   1,006          98 (5)             1,104
                                    ------      ------     ------     ------
     Total costs and expenses       18,440         867        -       19,307
                                    ------      ------     ------     ------
Net income (loss) from
  operations                          (493)        867      1,558        198
Gain on sale and exchange
  of assets                             16                                16
                                    ------      ------     ------     ------
Net income (loss) before income
  tax provision                       (477)        867      1,558        214
(Benefit) provision for
  income taxes                         (31)         69 (6)                38
                                    ------      ------     ------     ------
Net income (loss)                  $  (446)        936      1,558    $   176
                                    ======      ======     ======     ======
Primary income (loss) per
  common share                     $ (0.10)                          $  0.04
                                    ======      ======     ======     ======
Fully diluted income (loss) per
  common share                     $ (0.10)                          $  0.03
                                    ======      ======     ======     ======
Weighted average number of
  common shares outstanding
  (Primary)                      4,434,128                         4,434,128
                                 =========                         =========
Weighted average number of
  common shares outstanding
  (Fully Diluted)                4,434,128                         5,143,237
                                 =========                         =========
          See notes to unaudited pro forma financial statements.

                      PRIMEENERGY CORPORATION
     CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                   YEAR ENDED DECEMBER 31, 1998
                          (In Thousands)
                            (Unaudited)

                                          Pro Forma Adjustments
                                          ---------------------
                                                    																Pro
                              Historical     Debit     Credit      Forma
                              ----------     -----     ------     -------
Revenue:
  Oil and gas sales             $ 11,354                2,176(4) $ 13,530
  District operating income       10,945                           10,945
  Administrative revenue           1,723                            1,723
  Reporting and management fees      301                              301
  Interest and other income          472                              472
                                  ------    ------     ------      ------
     Total revenue                24,795       -        2,176      26,971
                                  ------    ------     ------      ------
Costs and expenses:
  Lease operating expense          6,695       947 (4)              7,642
  District operating expense       8,265                            8,265
  Depreciation and depletion
   of oil and gas properties       6,038       104 (3)              6,142
  General and administrative
   expense                         2,899                            2,899
  Exploration costs                1,706                            1,706
  Interest expense                 1,337       140 (5)              1,477
                                  ------    ------     ------      ------
     Total costs and expenses     26,940     1,191        -        28,131
                                  ------    ------     ------      ------
Net income (loss) from
  operations                      (2,145)    1,191      2,176      (1,160)
Gain on sale and exchange
  of assets                          270                              270
                                  ------    ------     ------      ------
Net income (loss) before income
  tax provision                   (1,875)    1,191      2,176        (890)
(Benefit) provision for income
  taxes                             (183)       99 (6)                (84)
                                  ------    ------     ------      ------
Net income (loss)               $ (1,692)    1,290      2,176     $  (806)
                                  ======    ======     ======       ======
Primary income (loss) per
  common share                  $  (0.38)                         $ (0.18)
                                  ======                            ======
Fully diluted income (loss) per
  common share                  $  (0.38)                         $ (0.18)
                                  ======                            ======
Weighted average number of
  common shares
  outstanding(Primary)         4,471,201                         4,471,201
                               =========                         =========
Weighted average number of
  common shares outstanding
  (Fully Diluted)              4,471,201                         4,471,201
                               =========                         =========
               See notes to unaudited pro forma financial statements.
                                   12


                      PRIMEENERGY CORPORATION

  NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                            (Unaudited)

                       Pro Forma Adjustments


1. To record draw down on existing revolving line of credit with bank.

2. To record the acquisition of producing oil and gas properties using the purchase method of accounting from Southern Pacific Petroleum U.S.A.

3. To record estimated depreciation and depletion attributed to properties acquired.

4. To record revenue and lease operating expense attributed to properties acquired.

5. To record interest expense on monies borrowed to acquire properties.

6. To record the tax effect of the above transaction on the financial statements for the periods presented.
























